Filed pursuant to Rule 497

Registration No. 333-213716

OWL ROCK CAPITAL CORPORATION II

Supplement No. 8 dated January 24, 2019

To

Prospectus dated April 19, 2018

This supplement contains information that amends, supplements or modifies certain information contained in the accompanying prospectus of Owl Rock Capital Corporation II dated April 19, 2018 as previously supplemented and amended (as so supplemented and amended, the “Prospectus”) and is part of, and should be read in conjunction with, the Prospectus. The Prospectus has been filed with the U.S. Securities and Exchange Commission, and is available free of charge at www.sec.gov or by calling (877) 822-4276. Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.

Before investing in shares of our common stock, you should read carefully the Prospectus and this supplement and consider carefully our investment objective, risks, charges and expenses. You should also carefully consider the “Risk Factors” beginning on page 27 of the Prospectus before you decide to invest in our common stock.

STATUS OF OUR INITIAL PUBLIC OFFERING

Since commencing our continuous public offering and through January 23, 2019, we have issued 50,401,084 shares of our common stock for gross proceeds of approximately $469.95 million. As of January 23, 2019, we had raised total gross proceeds of approximately $469.95 million, including seed capital contributed by Owl Rock Capital Advisors LLC (the “Adviser”) in September 2016 and approximately $10 million in gross proceeds raised from certain individuals and entities affiliated with the Adviser.

RECENT DEVELOPMENTS

On January 23, 2019, we decreased our public offering price from $9.57 per share to $9.46 per share. The decrease in the public offering price will be effective as of the January 23, 2019 weekly closing and first applied to subscriptions in good order from January 17, 2019 through January 23, 2019.

In accordance with our previously disclosed share pricing policy, we determined that a decrease in the public offering price per share was warranted following a decrease in our estimated net asset value per share to $8.99 as of January 23, 2019. As a result of the decrease in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.47 per share and $8.99 per share, respectively.